united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/21

Item 1. Reports to Stockholders.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)

April 30, 2021

Semi-Annual Report

Advised by:
Anfield Capital Management, LLC
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

May 2021

Semi-Annual Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

General Fund Update

The Anfield Universal Fixed Income Fund (the “Fund” or “AFLIX”) finished the semi-annual period ended April 30, 2021 with $138.9 million in assets under management. In terms of performance for the 6 month period ended April 30, 2021, all share classes were positive: A shares without load 2.82%, C shares 2.43%, I shares 3.06%, net of all fees and expenses. Benchmark performance over the same period: Bloomberg Barclays US Aggregate Bond Index (US Agg), -1.52%; Bloomberg Barclays Intermediate US Aggregate Index, -0.51%; Bloomberg Barclays US Aggregate 1-3 Year Index, 0.24%; BofAML US Dollar Libor 3 Month Constant Maturity: 0.11%.

Performance Update

The Fund’s performance for the six-month period was dramatically impacted by the recovery momentum occurring throughout both fixed income and equity markets as the global economy gradually came back on-line following economic closures and restrictions imposed as a result of the outbreak of the coronavirus.

The Fund’s relative outperformance as compared to its benchmarks occurred primarily due to the Fund’s allocation to mortgage and structure products which outperformed the general market during the six month period observed. The allocations to treasury futures and investment grade corporates were slight detractors during the same period. In addition, long-dated treasuries sold off, and the Fund outperformed the US Aggregate Bond Index due to our shorter duration exposure (2-3 years vs. the US Aggregate Bond Index’s duration of about 6 years).

What is the Adviser Doing within the Portfolio?

Duration Positioning – The Adviser expects to maintain a 2-3 year average duration position, which we feel is prudent as interest rates have remained range bound for several months. We are generally staying shorter in maturity in the credit space, while using US Treasury futures contracts to express our duration position.

Credit Portfolio – Within our credit portfolio, the Adviser has selectively added some term loans though overall, the Adviser is comfortable with the portfolio’s credit profile and when there are opportunities to deploy cash in the sector, we are focusing on higher quality, short maturity paper.

Current Fixed Income Investment Strategy

●	While maintaining a defensive position relative to interest rates, gradually increase treasury exposure and duration as we expect rates to remain within a range

●	Emphasize high quality yield enhancing corporate credit / MBS / ABS fixed income allocations, taking advantage of market segments that we believe are oversold as a result of the coronavirus outbreak

●	Continue to seek select opportunities in hybrid securities

●	Remain vigilant and opportunistic while monitoring stretched high yield markets

●	Favor front-end of the yield curve for quality paper as we are not being compensated to extend further out. Compensation beyond 2-3 years requires taking on excess risk that we feel is not prudent unless it is a special circumstance

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

4869-NLD-5/25/2021

Anfield Universal Fixed Income Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2021

Average Annual Total Return through April 30, 2021*, as compared to its benchmark:

	Six Months	1 Year	5 Year	Since Inception(a)
Class A	2.82%	4.70%	1.95%	2.00%
Class A with 5.75% load	-3.09%	-1.33%	0.75%	1.23%
Class C	2.43%	3.91%	1.21%	1.22%
Class I	3.06%	4.97%	2.21%	2.25%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index(b)	0.11%	0.34%	1.48%	1.04%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2022 so that the total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.75%, 2.50%, and 1.50% for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements by the adviser are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Without waiver or reimbursement the gross expenses and fees of the Fund are 1.48%, 2.23% and 1.23% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated March 1, 2021. The expense limits in effect prior to their expiration on March 1, 2021 were 1.50%, 2.25% and 1.25% for Class A, Class C and Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Top Allocations	% of Net Assets
CLO	19.0%
Open End Funds - Fixed Income	15.7%
Collateralized Mortgage Obligations	14.1%
Banking	6.8%
Automotive	6.3%
Transportation & Logistics	3.9%
Real Estate Investment Trusts	3.1%
Telecommunications	2.7%
Biotechnology & Pharmaceuticals	2.4%
Chemicals	2.3%
Exchange-Traded Fund - Fixed Income	0.3%
Closed End Fund - Fixed Income	0.2%
Other Assets in Excess of Liabilities	23.2%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	CLOSED END FUND — 0.2%
	FIXED INCOME - 0.2%
16,657	BlackRock Floating Rate Income Strategies Fund, Inc.	$214,875

	TOTAL CLOSED END FUND (Cost $236,708)	214,875

Shares		Fair Value
	EXCHANGE-TRADED FUND — 0.3%
	FIXED INCOME - 0.3%
16,900	Invesco Senior Loan ETF	374,335

	TOTAL EXCHANGE-TRADED FUND (Cost $413,967)	374,335

Shares		Fair Value
	OPEN END FUNDS — 15.7%
	FIXED INCOME - 15.7%
789,936	Fidelity Advisor Floating Rate High Income Fund	7,433,295
1,173,188	Vanguard High-Yield Corporate Fund, Admiral Class	6,992,198
673,244	Vanguard Short-Term Investment Grade Fund, Admiral Class	7,385,482
		21,810,975

	TOTAL OPEN END FUNDS (Cost $21,793,732)	21,810,975

			Coupon Rate
Shares		Spread	(%)		Fair Value
	PREFERRED STOCKS — 1.0%
	BANKING - 1.0%
40,000	Citigroup, Inc.(a)	US0003M + 4.04%	7.1250		1,128,000
7,400	Citigroup, Inc. - Series K(a)	US0003M + 4.13%	6.8750		210,530
					1,338,530

	TOTAL PREFERRED STOCKS (Cost $1,342,770)				1,338,530

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 22.8%
	CLO — 19.0%
1,000,000	AMMC CLO XI Ltd.(a),(b)	US0003M + 1.900%	2.1050	04/30/31	994,239

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 22.8% (Continued)
	CLO — 19.0% (Continued)
2,000,000	Arch Street CLO Ltd.(a),(b)	US0003M + 6.300%	6.4880	10/20/28	$1,914,996
2,000,000	Catamaran CLO 2013-1 Ltd.(a),(b)	US0003M + 7.150%	7.3310	01/27/28	1,774,716
2,000,000	Cathedral Lake CLO 2013 Ltd.(a),(b)	US0003M + 2.300%	2.4840	10/15/29	1,962,282
500,500	Crown Point CLO IV Ltd.(a),(b)	US0003M + 1.500%	1.6880	04/20/31	499,305
1,000,000	Denali Capital CLO XI Ltd.(a),(b)	US0003M + 5.610%	5.7980	10/20/28	969,742
1,000,000	Elevation CLO 2017-7 Ltd.(a),(b)	US0003M + 1.900%	2.0840	07/15/30	993,500
1,000,000	Fortress Credit BSL IV Ltd.(a),(b)	US0003M + 2.500%	2.6760	10/26/29	1,004,060
1,000,000	Halcyon Loan Advisors Funding 2015-1 Ltd.(a),(b)	US0003M + 2.000%	2.1880	04/20/27	1,002,170
1,500,000	Halcyon Loan Advisors Funding 2015-2 Ltd.(a),(b)	US0003M + 5.700%	5.9180	07/25/27	1,182,804
2,131,438	Halcyon Loan Advisors Funding 2015-3 Ltd.(a),(b)	US0003M + 5.950%	6.1400	10/18/27	1,496,304
500,000	KVK CLO 2018-1 Ltd.(a),(b)	US0003M + 1.650%	1.8320	05/20/29	500,300
2,400,000	Man GLG US CLO(a),(b)	US0003M + 1.970%	2.1580	04/22/30	2,391,029
2,584,621	Oaktree CLO 2014-1(a),(b)	US0003M + 6.300%	6.4940	05/13/29	2,427,333
2,000,000	Sound Point CLO II Ltd.(a),(b)	US0003M + 1.850%	2.0260	01/26/31	1,950,466
520,000	Steele Creek CLO 2014-1 Ltd.(a),(b)	US0003M + 1.500%	1.6860	04/21/31	517,281
2,000,000	Venture XVI CLO Ltd.(a),(b)	US0003M + 5.030%	5.2140	01/15/28	1,790,866
1,800,000	Zais CLO 1 Ltd.(a),(b)	US0003M + 2.600%	2.7840	04/15/28	1,795,511
1,380,000	Zais CLO 5 Ltd.(a),(b)	US0003M + 2.400%	2.5840	10/15/28	1,384,499
					26,551,403
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
179,093	Alternative Loan Trust 2004-35T2(c)		6.0000	02/25/35	28,141
3,921	Banc of America Funding 2004-D Trust(a)		3.0510	06/25/34	3,947
6,370	Banc of America Mortgage 2004-A Trust(a)		2.5280	02/25/34	6,544
10,794,870	BCAP, LLC Trust 2007-AA2(a),(c)		0.4350	04/25/37	138,214
12,904	Bear Stearns ARM Trust 2003-4(a)		2.9440	07/25/33	13,488
14,558	Bear Stearns Asset Backed Securities Trust 2003-AC5(d)		5.5000	10/25/33	14,997
9,791	Chase Mortgage Finance Trust Series 2007-A1(a)		3.4530	02/25/37	10,050
38,265	CHL Mortgage Pass-Through Trust 2004-7(a)		3.3660	05/25/34	39,871
11,872	Citigroup Global Markets Mortgage Securities VII, Inc.(b)		6.0000	09/25/33	11,801
11,493	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4(a)	US0001M + 0.450%	0.5560	06/25/34	11,046
19,008	GSR Mortgage Loan Trust 2004-14(a)		2.8150	12/25/34	19,669
238,824	GSR Mortgage Loan Trust 2004-2F(a),(c)	US0001M + 7.650%	7.5440	01/25/34	22,104
13,613	GSR Mortgage Loan Trust 2004-6F		5.5000	05/25/34	13,601
54,690	Impac CMB Trust Series 2004-4(a)	US0001M + 0.900%	1.0060	09/25/34	52,564

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 22.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6% (Continued)
8,274	Impac CMB Trust Series 2004-5(a)	US0001M + 0.920%	1.0260	10/25/34	$8,342
50,077	Impac CMB Trust Series 2004-6(a)	US0001M + 0.825%	0.9310	10/25/34	50,722
46,772	JP Morgan Mortgage Trust 2005-A1(a)		2.8520	02/25/35	45,335
16,341	MASTR Alternative Loan Trust 2003-7		6.5000	12/25/33	17,225
699,415	MASTR Alternative Loan Trust 2007-HF1(c)		7.0000	10/25/47	180,522
16,085	Morgan Stanley Mortgage Loan Trust 2004-10AR(a)		2.7110	11/25/34	16,009
9,360	Morgan Stanley Mortgage Loan Trust 2004-7AR(a)		2.5690	09/25/34	9,563
26,378	RAMP Series 2004-SL3 Trust		7.5000	12/25/31	25,768
15,652	Structured Asset Securities Corporation(a)		4.0260	09/25/26	15,931
80,495	Wilshire Funding Corporation		7.2500	08/25/27	80,448
					835,902
	HOME EQUITY — 2.1%
61,111	Aames Mortgage Trust 2001 1 Mortgage Pass Thr Certs Se 01 1(d)		8.0880	06/25/31	65,574
28,949	AFC Trust Series 2000-1(a)	US0001M + 0.730%	0.8360	03/25/30	28,764
1,600	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser2003-11(d)		5.0780	12/25/33	1,786
109,626	Asset Backed Securities Corporation Home Equity Loan Trust Series 2003-HE6(a)	US0001M + 2.475%	2.5810	11/25/33	110,880
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1(a)	US0001M + 6.000%	6.1060	10/25/34	139,557
408,579	Bear Stearns Asset Backed Securities I Trust 2004-FR3(a)	US0001M + 2.100%	2.2060	09/25/34	412,338
227,521	Bear Stearns Asset Backed Securities I Trust 2004-HE7(a)	US0001M + 2.700%	2.8060	08/25/34	229,105
15,591	Bear Stearns Asset Backed Securities Trust 2003-ABF1(a)	US0001M + 0.740%	0.8460	01/25/34	14,928
155,469	CDC Mortgage Capital Trust 2004-HE1(a)	US0001M + 1.800%	1.9060	06/25/34	165,235
190,473	CDC Mortgage Capital Trust 2004-HE3(a)	US0001M + 1.800%	1.9060	11/25/34	185,440
54,577	Credit Suisse First Boston Mortgage Securities Corporation(d)		6.9900	02/25/31	57,588
27,894	GSAA Trust(d)		5.2950	11/25/34	28,319
56,620	Home Equity Asset Trust(a)	US0001M + 2.150%	2.2560	03/25/34	57,435
455,054	Home Equity Asset Trust 2004-4(a)	US0001M + 1.950%	2.0560	10/25/34	457,494
9,070	Meritage Mortgage Loan Trust 2003-1(a)	US0001M + 2.325%	2.4310	11/25/33	9,325
28,884	Meritage Mortgage Loan Trust 2003-1(a)	US0001M + 2.700%	2.8060	11/25/33	29,454
21,424	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1(a)	US0001M + 2.175%	2.2810	07/25/34	20,786
54,205	New Century Home Equity Loan Trust(a),(b)	US0001M + 1.125%	1.2310	10/25/33	53,392
34,296	New Century Home Equity Loan Trust Series 2003-B(a)	US0001M + 2.475%	2.5810	11/25/33	34,411
13,136	NovaStar Mortgage Funding Trust Series 2003-4(a)	US0001M + 1.065%	1.1710	02/25/34	13,131
1,843	NovaStar Mortgage Funding Trust Series 2004-1(a)	US0001M + 1.575%	1.6810	06/25/34	1,839

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 22.8% (Continued)
	HOME EQUITY — 2.1% (Continued)
172,480	NovaStar Mortgage Funding Trust Series 2004-2(a)	US0001M + 2.250%	2.3560	09/25/34	$175,697
16,267	Option One Mortgage Loan Trust 2003-5(a)	US0001M + 0.640%	0.7460	08/25/33	16,111
76,674	RASC Series 2003-KS4 Trust(d)		4.6100	06/25/33	77,987
150,093	Saxon Asset Securities Trust 2002-1(a)	US0001M + 1.800%	1.9060	11/25/31	144,749
25,536	Saxon Asset Securities Trust 2003-3(a)	US0001M + 2.400%	2.5060	12/25/33	25,583
18,196	Securitized Asset Backed Receivables, LLC Trust 2004-OP1(a)	US0001M + 1.650%	1.7560	02/25/34	18,779
260,479	Securitized Asset Backed Receivables, LLC Trust 2004-OP1(a)	US0001M + 2.025%	2.1310	02/25/34	260,124
39,270	Security National Mortgage Loan Trust 2007-1(a),(b)	US0001M + 0.350%	0.4560	04/25/37	39,279
114,759	Terwin Mortgage Trust Series TMTS 2003-2HE(a)	US0001M + 3.225%	3.3310	07/25/34	115,037
					2,990,127
	MANUFACTURED HOUSING — 0.0%(e)
14,001	Conseco Finance Corporation		7.2200	03/15/28	14,539

	RESIDENTIAL MORTGAGE — 1.1%
9,509	Bear Stearns Asset Backed Securities Trust 2003-SD3(a)	US0001M + 2.850%	2.9560	10/25/33	9,506
5,493	Bravo Mortgage Asset Trust(a),(b)	US0001M + 0.240%	0.3460	07/25/36	5,495
27,598	Carrington Mortgage Loan Trust Series 2004-NC2(a)	US0001M + 1.800%	1.9060	08/25/34	31,357
55,466	Countrywide Asset-Backed Certificates(a),(b)	US0001M + 3.375%	3.4810	03/25/32	58,777
145,881	Countrywide Asset-Backed Certificates(a)	US0001M + 0.500%	0.6060	08/25/34	139,149
117,403	Credit-Based Asset Servicing and Securitization, LLC(a)	US0001M + 2.775%	2.8810	03/25/34	122,247
175,724	Credit-Based Asset Servicing and Securitization, LLC(a)	US0001M + 1.725%	1.8310	07/25/35	176,911
41,533	CWABS, Inc. Asset-Backed Certificates Trust 2004-6(a)	US0001M + 0.900%	1.0060	11/25/34	40,850
28,771	CWABS, Inc. Asset-Backed Certificates Trust 2004-6 Series 2A3(a)	US0001M + 1.200%	1.3060	11/25/34	28,729
17,897	Equity One Mortgage Pass-Through Trust 2002-5(d)		5.8030	11/25/32	18,562
199,814	Finance America Mortgage Loan Trust 2004-2(a)	US0001M + 0.975%	1.0810	08/25/34	195,862
22,339	Finance America Mortgage Loan Trust 2004-2(a)	US0001M + 2.100%	2.2060	08/25/34	22,039
24,845	First Franklin Mortgage Loan Trust 2002-FF1(a)	US0001M + 1.125%	1.2400	04/25/32	24,939
50,046	Long Beach Mortgage Loan Trust 2003-2(a)	US0001M + 2.850%	2.9560	06/25/33	51,410
9,927	Long Beach Mortgage Loan Trust 2004-1(a)	US0001M + 0.825%	0.9310	02/25/34	9,930
97,743	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC7(a)	US0001M + 1.725%	1.8310	07/25/34	97,143
215,578	RAMP Series 2002-RS3 Trust(a)	US0001M + 0.650%	1.0810	06/25/32	192,214
109,279	Structured Asset Securities Corp 2005-WF1(a)	US0001M + 1.905%	2.0110	02/25/35	109,411
143,305	Structured Asset Securities Corp 2005-WF1(a)	US0001M + 2.055%	2.1610	02/25/35	132,788

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 22.8% (Continued)
	RESIDENTIAL MORTGAGE — 1.1% (Continued)
					$1,467,319
	TOTAL ASSET BACKED SECURITIES (Cost $32,701,521)				31,859,290

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 13.5%
612,240	Fannie Mae Interest Strip(c)		4.5000	07/25/37	83,190
461,548	Fannie Mae Interest Strip(a),(c)		5.5000	05/25/39	83,727
480,314	Fannie Mae Interest Strip(a),(c)		6.0000	05/25/39	93,594
216,664	Fannie Mae Interest Strip(a),(c)		4.5000	11/25/39	38,906
807,792	Fannie Mae Interest Strip(a),(c)		4.5000	10/25/40	149,334
566,037	Fannie Mae Interest Strip(a),(c)		4.5000	11/25/40	90,620
2,256,244	Fannie Mae Interest Strip(c)		5.0000	12/25/40	439,877
392,439	Fannie Mae Interest Strip(c)		3.5000	11/25/41	37,390
255,027	Fannie Mae Interest Strip(a),(c)		4.0000	11/25/41	38,683
301,747	Fannie Mae Interest Strip(a),(c)		4.0000	07/25/42	45,593
611,155	Fannie Mae Interest Strip(a),(c)		4.5000	07/25/42	123,961
317,272	Fannie Mae Interest Strip(a),(c)		4.5000	07/25/42	57,519
1,739,943	Fannie Mae Interest Strip(c)		3.5000	12/25/42	293,241
641,851	Fannie Mae Interest Strip(c)		3.0000	11/25/43	95,530
118,171	Fannie Mae REMICS(c)		3.0000	08/25/30	1,323
836,162	Fannie Mae REMICS(a),(c)	US0001M + 6.630%	6.5240	11/25/36	176,271
300,291	Fannie Mae REMICS(a),(c)	US0001M + 6.450%	6.3440	09/25/37	57,551
282,104	Fannie Mae REMICS(a),(c)	US0001M + 6.450%	6.3440	12/25/37	62,659
95,692	Fannie Mae REMICS(a),(c)	US0001M + 6.550%	6.4440	06/25/38	813
397,179	Fannie Mae REMICS(c)		5.0000	11/25/38	36,695
901,201	Fannie Mae REMICS(c)		6.0000	12/25/39	139,472
847,548	Fannie Mae REMICS(a)(c)		5.0000	01/25/40	153,366
1,777,242	Fannie Mae REMICS(a),(c)	US0001M + 6.600%	6.4940	10/25/40	306,519
2,007,842	Fannie Mae REMICS(c)		4.0000	04/25/41	82,857
998,089	Fannie Mae REMICS(c)		4.0000	10/25/41	51,925
4,249,119	Fannie Mae REMICS(a),(c)	US0001M + 6.000%	5.8940	11/25/41	523,356
235,046	Fannie Mae REMICS(a),(c)	US0001M + 6.000%	6.0000	08/25/42	45,461

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —13.5% (Continued)
972,150	Fannie Mae REMICS(c)		4.5000	02/25/43	$106,242
298,933	Fannie Mae REMICS(a),(c)	US0001M + 6.150%	6.0440	02/25/43	53,690
514,097	Fannie Mae REMICS(c)		4.5000	09/25/43	39,155
2,368,925	Fannie Mae REMICS(a),(c)	US0001M + 6.000%	5.8940	10/25/43	386,483
672,056	Fannie Mae REMICS(c)		3.5000	05/25/44	25,260
465,096	Fannie Mae REMICS(c)		4.0000	05/25/44	2,324
1,339,451	Fannie Mae REMICS(c)		3.5000	12/25/44	71,097
269,561	Fannie Mae REMICS(a),(c)	US0001M + 6.150%	4.5980	04/25/45	54,559
12,953,806	Fannie Mae REMICS(a),(c)	US0001M + 6.200%	0.0300	06/25/45	21,012
4,116,202	Fannie Mae REMICS(c)		6.0000	06/25/45	1,015,708
948,864	Fannie Mae REMICS(c)		3.5000	11/25/45	39,830
522,907	Fannie Mae REMICS(c)		3.5000	02/25/46	22,203
465,133	Fannie Mae REMICS(c)		4.0000	05/25/47	13,067
220,997	Fannie Mae REMICS(c)		3.5000	10/25/47	18,863
664,279	Fannie Mae REMICS(c)		4.0000	10/25/47	35,820
833,439	Fannie Mae REMICS(c)		3.5000	12/25/47	57,666
484,156	Fannie Mae REMICS(c)		3.5000	12/25/47	35,210
706,956	Fannie Mae REMICS(c)		4.5000	12/25/47	90,742
2,406,283	Fannie Mae REMICS(c)		4.0000	03/25/48	352,041
633,518	Fannie Mae REMICS(c)		4.0000	05/25/48	57,343
622,457	Fannie Mae REMICS(c)		4.0000	05/25/48	55,497
1,177,335	Fannie Mae REMICS(c)		4.5000	10/25/48	110,305
1,700,554	Fannie Mae REMICS(c)		3.5000	08/25/49	138,747
39,561	Freddie Mac REMICS(a)	US0001M + 20.930%	20.6320	02/15/32	56,914
201,748	Freddie Mac REMICS(c)		3.5000	04/15/33	7,569
347,518	Freddie Mac REMICS(c)		6.0000	10/15/37	46,982
765,034	Freddie Mac REMICS(c)		4.0000	11/15/39	51,567
1,494,087	Freddie Mac REMICS(a),(c)	US0001M + 6.650%	6.5350	05/15/40	63,107
7,043,736	Freddie Mac REMICS(a),(c)	US0001M + 6.100%	0.1000	09/15/40	21,041
82,365	Freddie Mac REMICS(a)	US0001M + 14.910%	14.5660	12/15/40	124,282
650,506	Freddie Mac REMICS(c)		3.0000	06/15/41	24,338
162,565	Freddie Mac REMICS(c)		4.0000	12/15/41	2,606
312,005	Freddie Mac REMICS(a),(c)	US0001M + 6.050%	5.9350	07/15/42	71,146

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 13.5% (Continued)
423,201	Freddie Mac REMICS(a),(c)	US0001M + 6.550%	6.4350	08/15/42	$89,215
136,138	Freddie Mac REMICS(c)		3.5000	03/15/43	677
285,227	Freddie Mac REMICS(c)		3.5000	03/15/43	14,595
5,061	Freddie Mac REMICS(c)		3.5000	03/15/43	0
990,979	Freddie Mac REMICS(c)		4.0000	04/15/43	131,721
145,655	Freddie Mac REMICS(c)		3.5000	06/15/43	2,819
554,733	Freddie Mac REMICS(c)		3.5000	07/15/43	27,289
735,526	Freddie Mac REMICS(c)		4.0000	08/15/43	9,219
1,043,665	Freddie Mac REMICS(c)		3.5000	10/15/43	28,265
154,155	Freddie Mac REMICS(c)		4.0000	01/15/44	1,704
188,143	Freddie Mac REMICS(c)		3.5000	02/15/44	6,478
132,870	Freddie Mac REMICS(c)		3.5000	04/15/44	278
18,281,641	Freddie Mac REMICS(a),(c)		0.2090	08/15/44	176,325
1,264,992	Freddie Mac REMICS(c)		4.5000	12/15/44	30,295
580,719	Freddie Mac REMICS(a),(c)	US0001M + 6.100%	5.9850	12/15/44	103,183
551,120	Freddie Mac REMICS(c)		4.0000	03/15/45	70,211
579,731	Freddie Mac REMICS(a),(c)	US0001M + 5.600%	5.4850	05/15/45	95,367
253,224	Freddie Mac REMICS(c)		3.5000	04/15/46	27,654
1,485,052	Freddie Mac REMICS(a),(c)	US0001M + 6.000%	5.8850	05/15/46	275,708
168,422	Freddie Mac REMICS(c)		4.5000	07/15/46	2,950
1,347,133	Freddie Mac REMICS(c)		4.0000	12/15/46	182,389
539,915	Freddie Mac REMICS(c)		4.0000	05/15/48	54,928
1,999,686	Freddie Mac REMICS(c)		4.5000	09/15/48	380,502
581,789	Freddie Mac REMICS(a),(c)	US0001M + 5.900%	5.7850	01/15/54	106,976
116,314	Freddie Mac Strips(c)		6.5000	04/01/29	19,286
978,386	Freddie Mac Strips(c)		5.0000	06/15/38	164,077
354,285	Freddie Mac Strips(a),(c)		4.5000	12/15/39	48,935
338,913	Freddie Mac Strips(a),(c)		4.5000	12/15/40	51,771
531,043	Freddie Mac Strips(a),(c)		4.5000	01/15/43	94,857
305,126	Government National Mortgage Association(c)		3.5000	09/20/23	6,215
116,373	Government National Mortgage Association(c)		4.0000	12/16/26	7,579
4,720,118	Government National Mortgage Association(a),(c)	US0001M + 6.850%	6.7340	07/20/34	814,935
12,715,050	Government National Mortgage Association(a),(c)	US0001M + 6.700%	0.1500	09/16/34	65,599
1,312,725	Government National Mortgage Association(a),(c)	US0001M + 6.800%	6.6840	05/16/37	292,232

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 13.5% (Continued)
7,973,831	Government National Mortgage Association(a),(c)	US0001M + 6.690%	6.5740	10/20/37	$1,580,867
2,317,225	Government National Mortgage Association(a),(c)	US0001M + 6.150%	6.0340	07/16/38	397,009
1,375,046	Government National Mortgage Association(c)		5.5000	02/20/39	285,617
75,315	Government National Mortgage Association(c)		5.0000	03/20/39	935
1,322,333	Government National Mortgage Association(a),(c)	US0001M + 6.100%	5.9840	03/20/39	113,907
1,093,408	Government National Mortgage Association(a),(c)	US0001M + 6.500%	6.3840	08/16/39	67,091
761,203	Government National Mortgage Association(c)		3.5000	10/20/39	63,076
4,169,533	Government National Mortgage Association(a),(c)	US0001M + 6.550%	6.4340	10/20/39	933,125
2,578,874	Government National Mortgage Association(a),(c)	US0001M + 6.600%	6.4840	12/20/39	152,096
1,195,474	Government National Mortgage Association(a),(c)	US0001M + 6.400%	6.2840	01/16/40	227,009
1,545,227	Government National Mortgage Association(c)		5.0000	04/20/40	259,030
2,202,158	Government National Mortgage Association(a),(c)		0.5000	06/20/40	28,121
229,405	Government National Mortgage Association(a),(c)	US0001M + 6.750%	6.6340	09/20/40	5,190
357,364	Government National Mortgage Association(c)		5.0000	10/16/40	41,795
3,538,762	Government National Mortgage Association(a),(c)	US0001M + 6.050%	5.9340	12/16/40	646,639
234,729	Government National Mortgage Association(c)		4.0000	12/20/40	4,900
602,734	Government National Mortgage Association(c)		4.0000	03/16/41	65,513
448,576	Government National Mortgage Association(c)		6.0000	04/20/41	74,207
907,276	Government National Mortgage Association(c)		3.0000	06/20/41	21,493
4,070	Government National Mortgage Association(c)		3.0000	07/20/41	2
2,297,022	Government National Mortgage Association(c)		3.0000	08/20/41	139,970
2,914	Government National Mortgage Association(c)		3.0000	02/20/42	0
494,184	Government National Mortgage Association(a),(c)	US0001M + 6.750%	6.6340	03/16/42	86,026
449,848	Government National Mortgage Association(c)		5.0000	07/20/42	45,679
652,491	Government National Mortgage Association(a),(c)	US0001M + 6.000%	5.8840	08/20/42	119,466
452,747	Government National Mortgage Association(a),(c)	US0001M + 6.200%	6.0840	12/20/42	78,167
124,741	Government National Mortgage Association(c)		3.5000	01/20/43	22,535
422,823	Government National Mortgage Association(c)		5.0000	01/20/43	49,955
2,743,550	Government National Mortgage Association(a),(c)	US0001M + 6.750%	6.6340	03/20/43	373,515
465,968	Government National Mortgage Association(c)		3.5000	05/20/43	75,197
1,128,475	Government National Mortgage Association(a),(c)		1.0000	07/20/43	25,056
127,361	Government National Mortgage Association(c)		3.0000	07/20/43	4,345
711,646	Government National Mortgage Association(a),(c)	US0001M + 6.150%	6.0340	07/20/43	126,791
137,747	Government National Mortgage Association(a),(c)	US0001M + 6.150%	6.0340	07/20/43	28,606

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 13.5% (Continued)
1,224,888	Government National Mortgage Association(a),(c)	US0001M + 6.100%	5.9840	08/16/43	$204,888
17,135,554	Government National Mortgage Association(a),(c)		0.2610	10/20/43	146,516
594,381	Government National Mortgage Association(a),(c)	US0001M + 6.100%	5.9840	10/20/43	83,014
284,024	Government National Mortgage Association(a),(c)	US0001M + 6.100%	5.9840	11/20/43	58,436
195,508	Government National Mortgage Association(c)		3.5000	03/20/44	2,487
136,667	Government National Mortgage Association(c)		3.5000	04/20/44	2,298
578,714	Government National Mortgage Association(a),(c)	US0001M + 5.600%	5.4840	06/16/44	110,121
190,298	Government National Mortgage Association(a),(c)	US0001M + 5.600%	5.4840	09/20/44	35,351
270,213	Government National Mortgage Association(c)		3.0000	12/20/44	4,928
624,204	Government National Mortgage Association(c)		4.0000	07/20/45	50,557
1,573,581	Government National Mortgage Association(c)		4.5000	08/20/45	225,547
802,337	Government National Mortgage Association(c)		4.5000	10/16/45	105,310
4,144,559	Government National Mortgage Association(a),(c)	US0001M + 31.250%	1.0000	10/20/45	212,823
529,159	Government National Mortgage Association(a),(c)	US0001M + 6.750%	6.6340	12/20/45	120,914
1,266,153	Government National Mortgage Association(c)		4.5000	03/20/46	79,662
281,048	Government National Mortgage Association(c)		3.0000	04/20/46	10,251
522,942	Government National Mortgage Association(c)		3.5000	04/20/46	78,164
246,743	Government National Mortgage Association(c)		4.5000	04/20/46	23,110
365,530	Government National Mortgage Association(c)		4.0000	06/20/46	57,953
1,046,310	Government National Mortgage Association(c)		3.5000	09/20/46	118,621
576,238	Government National Mortgage Association(c)		5.0000	11/20/46	49,464
624,540	Government National Mortgage Association(c)		3.5000	03/20/47	47,236
73,434	Government National Mortgage Association(c)		3.5000	07/20/47	2,928
1,414,079	Government National Mortgage Association(c)		4.0000	11/20/47	117,565
264,560	Government National Mortgage Association(c)		5.0000	12/20/47	53,545
1,825,983	Government National Mortgage Association(a),(c)	US0001M + 6.200%	6.0840	12/20/47	384,138
943,290	Government National Mortgage Association(c)		3.5000	01/20/48	80,461
475,811	Government National Mortgage Association(c)		5.5000	09/20/48	66,426
664,245	Government National Mortgage Association(c)		5.5000	10/20/48	115,420
760,087	Government National Mortgage Association(a),(c)	US0001M + 6.050%	5.9340	02/20/49	76,636
					18,833,783
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,308,097)				18,833,783

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 37.6%
	AEROSPACE & DEFENSE — 0.5%
720,000	Howmet Aerospace, Inc.		5.8700	02/23/22	$753,300

	ASSET MANAGEMENT — 0.8%
1,000,000	Pershing Square Holdings Ltd.(b)		5.5000	07/15/22	1,046,383

	AUTOMOTIVE — 6.3%
450,000	Ford Motor Credit Company, LLC		3.0870	01/09/23	459,093
250,000	Ford Motor Credit Company, LLC		3.0960	05/04/23	255,933
150,000	Ford Motor Credit Company, LLC		3.3700	11/17/23	154,688
740,000	Ford Motor Credit Company, LLC		3.8100	01/09/24	768,675
1,655,000	Ford Motor Credit Company, LLC		5.5840	03/18/24	1,806,812
850,000	Ford Motor Credit Company, LLC		5.1250	06/16/25	929,603
1,185,000	Ford Motor Credit Company, LLC		3.3750	11/13/25	1,214,246
2,500,000	General Motors Financial Company, Inc.		4.2000	11/06/21	2,548,299
500,000	General Motors Financial Company, Inc.		3.1500	06/30/22	513,614
					8,650,963
	BANKING — 5.8%
3,704,000	CIT Group, Inc. Class A(a)	US0003M + 3.972%	5.8000	06/15/22	3,838,269
2,308,000	Citigroup, Inc. (a)	US0003M + 4.068%	5.9500	01/30/23	2,442,153
1,420,000	JPMorgan Chase & Company(a)	US0003M + 3.800%	4.0050	12/29/49	1,427,219
500,000	National Westminster Bank plc(a)	US0003M + 0.250%	0.4400	11/29/49	500,345
					8,207,986
	BEVERAGES — 0.6%
400,000	Coca-Cola European Partners plc		3.2500	08/19/21	400,893
500,000	Molson Coors Beverage Company		3.5000	05/01/22	515,068
					915,961
	BIOTECHNOLOGY & PHARMACEUTICALS — 2.4%
1,543,000	Teva Pharmaceutical Finance Company BV Series 2		3.6500	11/10/21	1,556,987
1,763,000	Teva Pharmaceutical Finance Netherlands III BV		2.2000	07/21/21	1,766,306
					3,323,293
	CABLE & SATELLITE — 0.9%
765,000	CSC Holdings, LLC		5.8750	09/15/22	804,512
400,000	Time Warner Cable, LLC B		4.0000	09/01/21	401,108
					1,205,620

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 37.6% (Continued)
	CHEMICALS — 2.3%
3,095,000	DuPont de Nemours, Inc.		2.1690	05/01/23	$3,107,032

	CONTAINERS & PACKAGING — 0.4%
600,000	Ball Corporation		5.0000	03/15/22	621,597

	DIVERSIFIED INDUSTRIALS — 1.4%
2,000,000	General Electric Company Series D(a)	US0003M + 3.330%	3.5140	09/15/21	1,903,740

	ELECTRIC UTILITIES — 1.9%
300,000	FirstEnergy Corporation		2.8500	07/15/22	306,109
2,150,000	FirstEnergy Corporation		4.2500	03/15/23	2,281,075
					2,587,184
	ENTERTAINMENT CONTENT — 0.1%
120,000	ViacomCBS, Inc.(a)	US0003M + 3.895%	5.8750	02/28/57	123,075

	FORESTRY, PAPER & WOOD PRODUCTS — 0.6%
775,000	Carter Holt Harvey Ltd.(f)		9.5000	12/01/24	842,038

	INSTITUTIONAL FINANCIAL SERVICES — 1.5%
2,167,000	Bank of New York Mellon Corporation (The)(a)	US0003M + 3.420%	3.6070	09/20/21	2,164,562

	INSURANCE — 0.3%
459,000	MetLife, Inc.(a)	US0003M + 3.575%	3.7590	06/15/21	460,148

	INTERNET MEDIA & SERVICES — 0.2%
279,000	Netflix, Inc.		5.5000	02/15/22	289,642

	OIL & GAS PRODUCERS — 0.7%
175,000	DCP Midstream Operating, L.P.(b)		4.7500	09/30/21	175,984
300,000	DCP Midstream Operating, L.P.(a),(b)	US0003M + 3.850%	5.8500	05/21/43	272,789
500,000	Energy Transfer Operating, L.P.		4.2000	09/15/23	535,190
					983,963
	REAL ESTATE INVESTMENT TRUSTS — 3.1%
150,000	American Tower Trust #1(b)		3.0700	03/15/23	151,858

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 37.6% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 3.1% (Continued)
1,000,000	SBA Communications Corporation		4.8750	09/01/24	$1,025,000
1,115,000	SBA Tower Trust Series 2013-1-2 CLASS 20132C(b)		3.7220	04/11/23	1,135,798
2,042,000	Service Properties Trust		4.6500	03/15/24	2,061,144
					4,373,800
	RETAIL - DISCRETIONARY — 1.0%
1,424,000	Penske Automotive Group, Inc.		3.5000	09/01/25	1,461,380

	SOFTWARE — 0.2%
230,000	NortonLifeLock, Inc.		3.9500	06/15/22	234,025

	SPECIALTY FINANCE — 0.3%
500,000	ILFC E-Capital Trust I(a),(b)	US0003M + 1.550%	4.0000	12/21/65	411,250

	TELECOMMUNICATIONS — 2.7%
1,707,000	Sprint Corporation		7.2500	09/15/21	1,745,322
522,875	Sprint Spectrum Company, LLC / Sprint Spectrum Series 2016-1(b)		3.3600	09/20/21	526,961
940,000	Telecom Italia SpA(b)		5.3030	05/30/24	1,027,843
500,000	T-Mobile USA, Inc.		4.0000	04/15/22	512,808
					3,812,934
	TOBACCO & CANNABIS — 0.4%
500,000	Imperial Brands Finance plc(b)		3.5000	02/11/23	518,926

	TRANSPORTATION & LOGISTICS — 3.2%
2,111,176	American Airlines Pass Through Trust Series 2013-2 Class A		4.9500	01/15/23	2,133,894
878,909	Continental Airlines Pass Through Trust Series 2007-1 Class A		5.9830	04/19/22	904,205
1,286,851	UAL Pass Through Trust Series 2017-1 Class A		6.6360	07/02/22	1,331,891
113,997	United Airlines Pass Through Trust Series 2014-1 Class B		4.7500	04/11/22	116,490
					4,486,480
	TOTAL CORPORATE BONDS (Cost $51,962,808)				52,485,282

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 3.4%
	COMMERCIAL SUPPORT SERVICES — 2.2%
3,000,000	Aramark Services, Inc.(a)	US0001M + 2.500%	1.8950	04/01/28	$2,993,625

	LEISURE FACILITIES & SERVICES — 0.5%
719,048	Cedar Fair, L.P.(a)	US0003M + 1.750%	1.8650	04/13/24	704,667

	TRANSPORTATION & LOGISTICS — 0.7%
6,136	United Airlines, Inc.(a)	US0003M + 1.750%	1.8730	04/01/24	6,139
1,000,000	United Airlines, Inc.(a)	US0001M + 3.750%	4.5000	04/14/28	1,013,125
					1,019,264
	TOTAL TERM LOANS (Cost $4,705,299)				4,717,556

	TOTAL INVESTMENTS - 94.5% (Cost $144,464,902)				$131,634,626
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.5%				7,657,124
	NET ASSETS - 100.0%				$139,291,750

OPEN FUTURES CONTRACTS
Number of			Notional
Contracts	Open Long Futures Contracts	Expiration	Amount(g)	Unrealized Depreciation
150	CBOT 10 Year US Treasury Note	06/21/2021	$19,804,650	$(321,912)
100	CBOT US Long Bond Future	06/21/2021	15,725,000	(339,688)
	TOTAL FUTURES CONTRACTS			$(661,600)

CLO	- Collateralized Loan Obligation

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Floating or variable rate security; the rate shown represents the rate on April 30, 2021.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is 31,987,939 or 23.0% of net assets.

(c)	Interest only securities.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2021.

(e)	Percentage rounds to less than 0.1%.

(f)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2021

ASSETS
Investment securities:
At cost	$144,464,902
At fair value	$131,634,626
Cash	5,517,482
Dividends and interest receivable	1,100,734
Deposits with brokers	2,472,468
Receivable for Fund shares sold	441,685
Prepaid expenses and other assets	49,917
TOTAL ASSETS	141,216,912

LIABILITIES
Payable for securities purchased	995,000
Net unrealized depreciation on futures contracts	661,600
Investment advisory fees payable	108,715
Payable to related parties	63,486
Payable for Fund shares repurchased	58,083
Distribution (12b-1) fees payable	2,469
Accrued expenses and other liabilities	35,809
TOTAL LIABILITIES	1,925,162
NET ASSETS	$139,291,750

Composition of Net Assets:
Paid in capital	$156,578,034
Accumulated losses	(17,286,284)
NET ASSETS	$139,291,750

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)(Continued)
April 30, 2021

Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,870,377
Shares of beneficial interest outstanding (a)	825,807
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.53
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.11

Class C Shares:
Net Assets	$889,355
Shares of beneficial interest outstanding (a)	93,301
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.53

Class I Shares:
Net Assets	$130,532,018
Shares of beneficial interest outstanding (a)	13,685,449
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.54

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2021

INVESTMENT INCOME
Dividends	$267,395
Interest	2,339,374
TOTAL INVESTMENT INCOME	2,606,769

EXPENSES
Investment advisory fees	606,661
Distribution (12b-1) fees:
Class A	12,002
Class C	5,354
Administration fees	97,672
Transfer agent fees	56,132
Third party administration servicing fees	39,143
Registration fees	37,105
Accounting services fees	21,960
Compliance officer fees	13,742
Printing and postage expenses	12,055
Audit fees	11,356
Custodian fees	10,938
Legal fees	10,729
Insurance expense	9,050
Trustees fees and expenses	5,596
Other expenses	3,422
TOTAL EXPENSES	952,917

NET INVESTMENT INCOME	1,654,722

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments purchased	(666,686)
Net realized loss from futures contracts	(1,659,225)
Net change in unrealized appreciation on investments	5,499,096
Net change in unrealized depreciation on futures contracts	(305,406)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,867,779

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,522,501

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020
FROM OPERATIONS
Net investment income	$1,654,722	$6,166,416
Net realized loss from investments and options purchased	(666,686)	(6,760,991)
Net realized gain (loss) from futures contracts	(1,659,225)	7,050,202
Net change in unrealized appreciation (depreciation) on investments	5,499,096	(7,395,007)
Net change in unrealized depreciation on futures contracts	(305,406)	(615,567)
Net increase (decrease) in net assets resulting from operations	4,522,501	(1,554,947)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(256,736)	(483,927)
Class C	(25,374)	(25,699)
Class I	(3,842,777)	(6,199,391)
Total distributions to shareholders	(4,124,887)	(6,709,017)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,405,111	6,141,874
Class C	—	2,800
Class I	34,988,897	90,974,683
Net asset value of shares issued in reinvestment of distributions:
Class A	249,193	435,546
Class C	25,333	25,649
Class I	2,863,969	4,075,224
Payments for shares redeemed:
Class A	(5,752,373)	(21,777,503)
Class C	(342,146)	(272,654)
Class I	(63,726,492)	(222,549,170)
Net decrease in net assets from shares of beneficial interest	(29,288,508)	(142,943,551)

TOTAL DECREASE IN NET ASSETS	(28,890,894)	(151,207,515)

NET ASSETS
Beginning of the period	168,182,644	319,390,159
End of the period	$139,291,750	$168,182,644

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	April 30, 2021	Year Ended
	(Unaudited)	October 31, 2020

SHARE ACTIVITY
Class A:
Shares Sold	252,034	636,952
Shares Reinvested	26,170	45,299
Shares Redeemed	(602,821)	(2,255,862)
Net decrease in shares of beneficial interest outstanding	(324,617)	(1,573,611)

Class C:
Shares Sold	—	283
Shares Reinvested	2,659	2,675
Shares Redeemed	(35,942)	(28,044)
Net decrease in shares of beneficial interest outstanding	(33,283)	(25,086)

Class I:
Shares Sold	3,662,562	9,365,508
Shares Reinvested	300,504	423,979
Shares Redeemed	(6,679,021)	(22,997,813)
Net decrease in shares of beneficial interest outstanding	(2,715,955)	(13,208,326)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.51		$9.82	$10.29	$10.21	$10.03	$10.00
Activity from investment operations:
Net investment income (1)	0.09		0.23	0.26	0.23	0.16	0.30
Net realized and unrealized gain (loss) on investments (2)	0.18		(0.28)	(0.41)	0.10	0.19	0.03
Total from investment operations	0.27		(0.05)	(0.15)	0.33	0.35	0.33

Less distributions from:
Net investment income	(0.25)		(0.26)	(0.28)	(0.25)	(0.17)	(0.30)
Net realized gains	—		—	(0.04)	—	—	—
Total distributions	(0.25)		(0.26)	(0.32)	(0.25)	(0.17)	(0.30)

Net asset value, end of period	$9.53		$9.51	$9.82	$10.29	$10.21	$10.03

Total return (3)	2.82	% (7)	(0.49)%	(1.54)%	3.25%	3.56%	3.32%

Net assets, at end of period (000)s	$7,870		$10,937	$26,760	$23,942	$31,421	$10,988

Ratio of gross expenses to average net assets (4)(5)(6)	1.48	% (8)	1.47%	1.40%	1.46%	1.52%	1.59%
Ratio of net expenses to average net assets (5)(6)	1.48	% (8)	1.47%	1.40%	1.38%	1.20%	1.20%
Ratio of net investment income to average net assets (5)(6)	1.95	% (8)	2.33%	2.60%	2.25%	1.55%	2.99%
Portfolio Turnover Rate	31	% (7)	33%	37%	50%	43%	45%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class C
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.51		$9.82	$10.30	$10.22	$10.04	$10.01
Activity from investment operations:
Net investment income (1)	0.06		0.16	0.19	0.18	0.10	0.24
Net realized and unrealized gain (loss) on investments (2)	0.17		(0.28)	(0.43)	0.08	0.18	0.01
Total from investment operations	0.23		(0.12)	(0.24)	0.26	0.28	0.25

Less distributions from:
Net investment income	(0.21)		(0.19)	(0.20)	(0.18)	(0.10)	(0.22)
Net realized gains	—		—	(0.04)	—	—	—
Total distributions	(0.21)		(0.19)	(0.24)	(0.18)	(0.10)	(0.22)

Net asset value, end of period	$9.53		$9.51	$9.82	$10.30	$10.22	$10.04

Total return (3)	2.43	% (7)	(1.23)%	(2.34)%	2.59%	2.80%	2.52%

Net assets, at end of period (000)s	$889		$1,203	$1,490	$799	$77	$105

Ratio of gross expenses to average net assets (4)(5)(6)	2.23	% (8)	2.22%	2.15%	2.21%	2.27%	2.34%
Ratio of net expenses to average net assets (5)(6)	2.23	% (8)	2.22%	2.15%	2.13%	1.95%	1.95%
Ratio of net investment income to average net assets (5)(6)	1.20	% (8)	1.59%	1.88%	1.72%	0.98%	2.45%
Portfolio Turnover Rate	31	% (7)	33%	37%	50%	43%	45%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class I
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.51		$9.83	$10.30	$10.21	$10.04	$10.01
Activity from investment operations:
Net investment income (1)	0.11		0.25	0.29	0.26	0.19	0.32
Net realized and unrealized gain (loss) on investments (2)	0.18		(0.28)	(0.44)	0.10	0.18	0.03
Total from investment operations	0.29		(0.03)	(0.15)	0.36	0.37	0.35

Less distributions from:
Net investment income	(0.26)		(0.29)	(0.28)	(0.27)	(0.20)	(0.32)
Net realized gains	—		—	(0.04)	—	—	—
Total distributions	(0.26)		(0.29)	(0.32)	(0.27)	(0.20)	(0.32)

Net asset value, end of period	$9.54		$9.51	$9.83	$10.30	$10.21	$10.04

Total return (3)	3.06	% (7)	(0.34)%	(1.29)%	3.61%	3.70%	3.56%

Net assets, at end of period (000)s	$130,532		$156,042	$291,140	$208,180	$110,254	$77,921

Ratio of gross expenses to average net assets (4)(5)(6)	1.23	% (8)	1.22%	1.15%	1.21%	1.27%	1.34%
Ratio of net expenses to average net assets (5)(6)	1.23	% (8)	1.22%	1.15%	1.13%	0.95%	0.95%
Ratio of net investment income to average net assets (5)(6)	2.21	% (8)	2.59%	2.86%	2.54%	1.93%	3.19%
Portfolio Turnover Rate	31	% (7)	33%	37%	50%	43%	45%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay a 1.00% sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend, as needed, valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and considers the determinations reached by the fair value committee in ratifying the fair value committee’s application of the fair valuation methodologies employed.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Valuation of Fund of Fund - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2021, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Closed End Fund	$214,875	$—	$—	$214,875
Exchange-Traded Fund	374,335	—	—	374,335
Open End Funds	21,810,975	—	—	21,810,975
Preferred Stocks	1,338,530	—	—	1,338,530
Asset Backed Securities	—	31,859,290	—	31,859,290
Collateralized Mortgage Obligations	—	18,833,783	—	18,833,783
Corporate Bonds	—	51,643,244	842,038	52,485,282
Term Loans	—	4,717,556	—	4,717,556
Total	$23,738,715	$107,053,873	$842,038	$131,634,626

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$661,600	$—	$—	$661,600

*	Refer to the Schedule of Investments for classifications.

**	Represents the net unrealized appreciation (depreciation) of future contracts.

The following table presents changes in assets classified in Level 3 of the fair value hierarchy during the six months ended April 30, 2021 attributable to the following:

Bonds & Notes
Beginning Balance November 1, 2020	$839,635
Total realized gain (loss)	—
Unrealized Appreciation	(6,599)
Cost of Purchases	—
Proceeds from Sales	—
Amortization	9,002
Net transfers in/out of level 3	—
Ending Balance April 30, 2021	$842,038

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2021:

Fair Value at April 30, 2021	Valuation Techniques	Unobservable Input	Impact to Valuation
$ 108.65	Spread to comparable security adjusted for a fixed spread as of the last trade date.	340 basis point spread to comparable security with a rate of 4.875%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the six months ended April 30, 2021, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2021 for the Fund.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$(661,600)	$—	$(661,600)	$—	$661,600	$—
Total	$(661,600)	$—	$(661,600)	$—	$661,600	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $2,472,468.

Impact of Derivatives on the Statement of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of April 30, 2021 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of April 30, 2021:

	Asset Derivatives
Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value
Futures Contracts - Interest Rate Risk	Net unrealized depreciation on futures contracts	$(661,600)

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of April 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures Contracts	Net realized loss from futures contracts;
Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2021:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment		Total for the Six Months
Type	Interest Rate Risk	Ended April 30, 2021
Futures contracts	$(1,659,225)	$(1,659,225)

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Six Months Ended April 30, 2021
Futures contracts	$(305,406)	$(305,406)

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2018 to October 31, 2020, or expected to be taken in the Fund’s October 31, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed in these Notes to Financial Statements. Please refer to the Fund’s prospectus and statement of additional information for a more full listing of risks associated with the Fund’s investments which include, but are not limited to: active trading risk, bank loan risk, cash positions risk, collateralized loan obligations risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, credit spread risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, financial sector risk, fixed income securities risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, interest rate risk, issuer-specific risk, investment companies and exchange-traded funds risks, leverage risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, odd lot pricing risk, preferred securities risk, prepayment and extension risk, regulatory risk, sector risk, securities lending risk, short sales risk, swap risk, U.S. government securities risk, valuation risk, variable or floating rate securities and volatility risk.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Currency Risk – The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk – The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk.

Derivatives Risk - The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

Fixed Income Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening.

Foreign (non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates immediately after publication on June 30, 2023, with the remaining USD LIBOR rates to end immediately after publication on December 31, 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and bond and other market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings.

Odd Lot Pricing Risk – Bonds may be purchased and held as smaller sized bond positions known as “odd lots”. Pricing services generally value such securities based on bid prices for larger institutional sized bond positions known as “round lots”; and such round lot prices may reflect more favorable pricing than odd lot holdings. The Fund may purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to the Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. There can be no assurance that the Fund’s valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended April 30, 2021, amounted to $43,868,287 and $68,797,916, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $606,661 for the six months ended April 30, 2021.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least March 1, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date such fees have been waived or reimbursed) if such

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Prior to March 1, 2021, the expense limitations in effect for the Fund were 1.50%, 2.25% and 1.25% for Class A, Class C and Class I shares, respectively.

During the six months ended April 30, 2021, the Advisor did not waive any fees or expenses. The Advisor can recoup waived and reimbursed expenses of $128,740 until October 31, 2021.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor” and “NLD”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months ended April 30, 2021, the Distributor received $493 and $0 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $73 and $0 was retained by the principal underwriter for Class A and Class C shares, respectively.

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. As of April 30, 2021, aggregate cost for federal tax purposes is $144,656,935 and differs from market value by net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$3,513,950
Gross unrealized depreciation:	(16,536,259)
Net unrealized depreciation:	$(13,022,309)

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2020	October 31, 2019
Ordinary Income	$6,709,017	$9,418,535
Long-Term Capital Gain	—	—
Return of Capital	—	98,706
	$6,709,017	$9,517,241

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2021

As of October 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits
$1,940,011	$—	$—	$(1,102,504)	$—	$(18,521,405)	$(17,683,898)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and adjustments to perpetual bonds.

At October 31, 2020, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$—	$1,102,504	$1,102,504	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and adjustments for prior year tax returns resulted in reclassifications for the Fund for the year ended October 31, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(34,934)	$34,934

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2021, Charles Schwab & Co., Inc. held 30.39% and may be deemed to control the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
April 30, 2021

Approval of Advisory Agreement

Anfield Capital Management, LLC for the Anfield Universal Fixed Income Fund

At a meeting held on March 9-10, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Anfield Capital Management, LLC (“Anfield” or the “Adviser”) and the Trust, on behalf of Anfield Universal Fixed Income Fund (“the Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser related to the Advisory Agreement, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of the Adviser; information regarding risk management processes and liquidity management; the compliance policies and procedures of the Adviser, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); the Adviser’s use of an outside compliance consultant; information regarding the Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge. The Board also noted that on a regular basis it received and reviewed information from the Trust’s CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser’s policies and procedures relating to business continuity and cybersecurity, including the review and evaluation of the Trust’s CCO of these policies and procedures. The Board noted no significant disruption or impact to services to the Adviser as a result of the COVID-19 pandemic. The Board noted that the Adviser retained oversight of both the operational and investment functions for the Fund and was considered on that basis. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2021

In considering the nature, extent, and quality of the services provided by Anfield, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year, including a written report containing Anfield’s performance commentary for the prior quarterly period; and in past years, of Anfield’s management and the quality of the performance of its duties. The Board observed that Anfield had an effective compliance program and had no significant matters reported over the past year. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the services provided by Anfield were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a broad-based index and against a group of peer funds provided by Broadridge, an independent third-party data provider (the “Peer Group”). The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that data may vary depending on the selected end date and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to its respective Peer Group.

The Board also took into account management’s discussion of the performance of the Fund, including the quarterly written report containing the Adviser’s performance commentary. The Board also noted that the Adviser was actively monitoring the performance of the Fund.

The Board considered that the Adviser is responsible for the day-to-day management of the Fund’s portfolio. The Board considered the Fund’s performance for the one-year, three-year, five-year, and since inception periods ended December 31, 2020 as compared with the performance of funds in its Peer Group and its Morningstar category (Nontraditional Bond), and the benchmark index, noting that the Fund underperformed the Peer Group median, Morningstar category median and benchmark for the one-year and three-year periods, but has outperformed its benchmark for the five-year and since inception periods. The Board also noted that for certain periods since it commenced operations, the Fund’s returns have been within the top quartile of its Peer Group and the Fund’s standard deviation was at the top of its Peer Group. The Board took into account the Adviser’s discussion of the Fund’s performance history, including the factors that had contributed to the Fund’s underperformance. The Board concluded that the overall performance of the Fund was satisfactory and any underperformance was being appropriately monitored and/or addressed.

Fees and Expenses. Regarding the costs of the services provided by the Adviser, the Board considered, among other expense data, a comparison prepared by Broadridge of the Fund’s advisory fee and operating expenses compared to the advisory fee and expenses of the funds in its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategies of the Fund relative to its Peer Group, as well as the level, quality and nature of the services provided by the Adviser.

The Board noted that the Adviser’s advisory fee was equal to the median of the Peer Group, but higher than its Morningstar category median. The Board also noted that the Fund’s gross expense ratio was below the median and average of its Peer Group. The Board took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.25% of the Fund’s average net assets (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) and that the Fund’s current gross expenses of 1.18% were below its expense cap.

Based on the factors above, the Board concluded that the advisory fee was not unreasonable.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2021

Profitability. The Board considered the profitability of the Adviser and whether the profit was reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by the Adviser based on the Fund’s asset levels and considered the total profits of the Adviser, from its relationship with the Fund and the other funds in the Trust in the aggregate. The Board concluded that the Adviser’s profitability, if any, from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether the Adviser would realize economies of scale with respect to the advisory services provided to the Fund. The Board considered the profitability analyses included in the Board Materials and noted that expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and that it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by the Adviser from its association with the Fund. The Board noted that the Adviser did not believe that it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted that certain reputational benefits may result from its relationship.. The Board concluded that such benefits are reasonable.

Conclusion. The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the it had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2021

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 through April 30, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/20	4/30/21	11/1/20 – 4/30/21	11/1/20 – 4/30/21
Class A	$1,000.00	$1,028.20	$7.44	1.48%
Class C	1,000.00	1,024.30	11.19	2.23
Class I	1,000.00	1,030.60	6.21	1.23

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/20	4/30/21	11/1/20 – 4/30/21	11/1/20 – 4/30/21
Class A	$1,000.00	$1,017.46	$7.40	1.48%
Class C	1,000.00	1,013.74	11.13	2.23
Class I	1,000.00	1,018.68	6.18	1.23

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
April 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months period ended April 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such an offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

AUF-SAR21

(b)        Not applicable

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 7/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 7/7/2021

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer

Date 7/7/2021